Exhibit 99.1



                              EMPLOYMENT AGREEMENT

               Between Denny's Corporation and Nelson J. Marchioli

This Employment Agreement ("Agreement") is being entered on the 11th day of May, 2005, between Denny's Corporation, formerly doing business as Advantica Restaurant Group, Inc., a Delaware corporation ("the Company"), together with its wholly-owned subsidiary, Denny's, Inc., a California corporation ("Denny's") and Nelson J. Marchioli (the "Executive"), residing at 2110 Cleveland Street Ext., Greenville, SC 29607.

                                   WITNESSETH:
WHEREAS, The Board of Directors (the "Board") of the Company wishes to continue to employ the Executive as President and Chief Executive Officer of the Company and of its wholly-owned subsidiary, Denny's, Inc., on the terms and subject to the conditions set forth herein; and

WHEREAS, the Executive wishes to continue employment with the Company in the position of President and Chief Executive Officer, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the parties agree as follows:

1.  Employment
    ----------

        The Executive shall be deemed an employee of Denny's. His employment under the terms of this Agreement shall commence on the date of execution as evidenced above (the "Effective Date"), and shall continue until Midnight on December 31, 2007, unless terminated earlier




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        pursuant to Section 5. (Such period of employment under this Agreement is hereinafter referred to as the "Employment Term.") The Executive shall provide services to the Company hereunder as President and Chief Executive Officer of the Company. The Executive will serve the Company subject to the general supervision, advice and direction of the Chairman of the Board and members of the Board and upon the terms and conditions set forth in this Agreement.

2.  Duties
    ------

        (a) During the Employment Term, and while serving as President and Chief Executive Officer of the Company, the Executive shall have such authority and duties as are customary in such positions, and shall perform such other services and duties as the Board of Directors may from time to time designate consistent with such positions.

        (b) The Executive shall report solely to the Board. All senior officers of the Company shall report, directly or indirectly through other senior officers, to the Executive. The Executive shall be responsible for hiring, terminating and reviewing the performance of the other senior officers of the Company, and shall from time to time present to the Board his recommendations for any adjustments to the salaries of and bonus payments to such officers. The Executive shall be responsible for, and, subject to discussion with and ratification by the Chairman of the Compensation and Incentives Committee of the Board (with subsequent ratification by the Board), shall have the authority to enter into employment agreements on behalf of the Company with other executives of the Company.


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        (c) The Executive shall devote his full business time and best efforts to the business affairs of the Company; however, the Executive may devote reasonable time and attention to:

                (i) serving as a director or member of a committee of any not-for-profit organization or engaging in other charitable or community activities; and


                (ii) serving as a director of another business or service, but only with the advance approval of the Board.

3.  Compensation and Benefits
    -------------------------

        (a) Base Compensation. During the term of this Agreement, the Company shall pay the Executive an annual base salary (the "Base Salary"), as compensation for his employment under this Agreement, in the amount of $700,000, beginning on the date of execution hereof and continuing through December 31, 2006; then increasing to a $750,000 Base Salary, beginning on January 1, 2007 for calendar year 2007. During the Employment Term such Base Salary shall be paid in equal installments on at least a bi-weekly basis, or on such other basis as is applicable to employees of the Company's Support Center.

        (b) Annual Bonus. For each calendar year ending during the Employment Term, the Executive's bonus compensation ("Annual Bonus") shall be at an annual rate equal to at least 100% of Base Salary (the "Targeted Bonus") payable if the Company, Denny's and the Executive achieve budgeted financial and other performance targets which shall be established by the Compensation and Incentives Committee of the Board (the "Compensation Committee") and communicated to the Executive. It is expressly agreed that to the extent the Compensation Committee provides additional over performance incentive targets in the Company's annual


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        incentive bonus plan for employees, the Executive shall be entitled to fully participate in and receive the full benefits for achieving such over-performance incentive targets. The Executive's Annual Bonus earned with respect to each year shall be paid at the same time as annual incentive bonuses with respect to that year are paid to other senior executives of the Company, and the Annual Bonus and any applicable over performance incentive targets in the Company's annual incentive bonus plan for employees shall be paid to Executive irrespective of whether Executive is still employed under this Agreement at the time that annual incentive bonuses with respect to that year are paid to other senior executives of the Company.

        (c) Benefits. In addition, during the Employment Term, the Executive shall be entitled to receive an annual car allowance and to participate in all pension, profit sharing and other retirement plans, all incentive compensation plans and all group health, hospitalization and disability insurance plans and other employee welfare benefit plans in which other senior executives of the Company may participate on terms and conditions no less favorable than those which apply to such other senior executives of the Company.

4.  Reimbursement of Expenses
    -------------------------

        (a) Expenses Incurred in Performance of Employment. In addition to the compensation provided for under Section 3 hereof, upon submission of proper vouchers, the Company will pay or reimburse the Executive for all normal and reasonable expenses incurred by the Executive during the Employment Term in connection with the Executive's responsibilities to the Company, including the Executive's travel expenses.


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        (b) Section 4(d) of that certain Employment Agreement between the
        Company and Nelson J. Marchioli which became effective on February 5, 2001, is incorporated herein and made a part hereof, and the obligation of the Company set forth therein shall exist in this Agreement until the four-year statute of limitations pursuant to California law governing any claim of breach by the Executive of his employment contract with El Pollo Loco expires. This Section 4(b) shall survive an early termination of this Agreement which occurs prior to the expiration of said four-year statute of limitations.

5.  Termination
    -----------

        (a) Events of Termination. The Employment Term shall terminate upon the first to occur of the following events:

                (i) Midnight on December 31, 2007, unless mutually extended in writing by the parties;

                (ii) the death of the Executive;

                (iii) the close of business on the 180th day following the date on which the Company gives the Executive written notice of the termination of his employment as a result of his "Permanent Disability" (as defined in subsection 5(c)(i));

                (iv) the close of business on the date on which the Company gives the Executive written notice of the Company's termination of his employment as a "Termination without Cause" (as defined in subsection 5(c)(iv)) or the close of business on the effective date of a termination of the Executive's employment with the Company pursuant to subsection 5(c)(iii);


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                (v) the close of business on the date on which the Company gives the Executive written notice of the Company's termination of his employment for "Cause" (as defined in subsection 5(c)(ii)); and

                (vi) the close of business on the effective date of a "Voluntary Termination" (as defined in subsection 5(c)(v)(A))by the Executive of his employment with the Company.

        (b) Termination Benefits. Upon the termination of the Executive's employment with the Company for any reason set forth in subsection 5(a) the Company shall provide the Executive (or, in the case of his death, his estate or other legal representative) benefits due him under the Company's benefits plans and policies for his services rendered to the Company prior to the date of such termination (according to the terms of such plans and policies), and the Company shall pay the Executive not later than five (5) business days after such termination, in a lump sum, all Base Salary earned through the date of such termination. The Executive shall be entitled to the payments and benefits described below only as each is applicable to such termination of employment.

                (i) In the event of a termination as a result of the Executive's death, and in addition to any other death benefits payable under the Company's benefit plans or policies, (A) for so long as the Executive's surviving spouse is receiving any Base Salary payment under clause (B) below, the Executive's eligible family dependents (collectively, "Family") shall be entitled to receive and participate in the disability, health, medical and other welfare benefit plans which the Executive and/or his Family would otherwise have been entitled to hereunder if the Executive


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                had not terminated employment (the "Welfare Benefits") in
                addition to any continuation coverage which the Executive's Family is entitled to elect under Section 4980B of the Code; and
                (B) for a period of one year following the date of the Executive's death, the Executive's surviving spouse shall be paid (x) the Base Salary in effect at the date of the Executive's death, payable in monthly installments, and (y) the Annual Bonus that would have been paid under Section 3(b) to the Executive during such period, payable as and when annual incentive bonuses with respect to such period are paid by the Company to other senior executives of the Company.

                (ii) In the event of a termination as a result of the Executive's Permanent Disability, for a period of two years after the date of such termination of the Executive's employment, (A) the Executive and/or his Family shall be entitled to receive and participate in the Welfare Benefits in addition to any continuation coverage which the Executive and/or his Family is entitled to elect under Section 4980B of the Code; and (B) the Executive shall be paid (x) one-half of the Base Salary in effect at such date of termination, payable in monthly installments, and (y) one-half of the Annual Bonus that would be payable under Section 3(b) for such period, payable as and when annual incentive bonuses with respect to such period are paid by the Company to other senior executives of the Company.


                (iii) In the event of a "Termination without Cause" under subsection 5(a)(iv), (A) the Executive and/or his Family shall be entitled until the earlier of (x) the first anniversary of the date of such termination of employment or (y) the


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                commencement of coverage of the Executive and/or his Family by another group medical benefits plan providing substantially comparable benefits to the Welfare Benefits and which does not contain any preexisting condition exclusions or limitations, to receive and participate in the Welfare Benefits in addition to any continuation coverage which the Executive and/or his Family is entitled to elect under Section 4980B of the Code; (B) not later than five (5) business days after such termination, the Company shall pay to the Executive a severance payment in a lump sum amount equal to two years of his then current Base Salary and Targeted Bonus. Provided, however, in the event of a Termination without Cause within one (1) year following the consummation of a Change of Control as defined in subsection 5(c)(iii) hereof, the Company shall pay the Executive within five (5) business days of such termination a lump sum payment equal to 299% of the sum of (1) the Executive's then current Base Salary and (2) the Executive's then current Targeted Bonus which shall be no less than one hundred percent (100%) of the Executive's then current Base Salary. A Change of Control payment, as described above, may be reduced to avoid the Executive's payment of excise taxes under Code Section 4999. This limited payment cap is to be computed as follows: The acceleration of any outstanding stock option (Option) shall be prevented by the Company in the event that all of the following conditions apply and the Executive (or, in the absence of an election by the Executive, the Company) elects to reduce the


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                aggregate parachute payments by eliminating the acceleration of Options under this Agreement: (1) the Executive whose Options are otherwise eligible for acceleration is also eligible to receive payments under this Agreement and/or under any other plan, agreement, program or policy that is sponsored by the Company, which are triggered directly or indirectly by a Change of Control ("parachute payments"); (2) the aggregate amount of such parachute payments is determined by the Company to be potentially subject to excise tax under Code Section 4999 (imposed upon the "excess parachute payments"); and (3) it is determined that such excise tax would cause the net after-tax parachute payments to be paid to or on behalf of the Executive to be less than what he would have netted, after federal, state and local income taxes, had the present value of his total parachute payments equaled $1.00 less than three times his base amount, as defined under Code Section 280G(b)(3)(A). In the event the above three conditions apply, then such Executive's total payments described in Code Section 280G(b)(2)(A) shall be reduced (but by the minimum possible amount), so that their aggregate present value equals $100.00 less than three times the Executive's Base Amount. If it is determined that any payment to or on behalf of the Executive will be an excess parachute payment, the Company shall promptly give the Executive notice to that effect, a copy of the detailed calculation thereof, and an explanation of the calculation of the reduction (if any)


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                required hereunder.  In the event the Executive disagrees with such determination, he shall set forth the basis for his disagreement in a written document which shall be delivered to the Company. The Executive and his representative and representatives of the Company shall thereafter, within five (5) business days after receipt of such written objection, meet in an attempt to understand and resolve any competing understandings and interpretations. Subsequent to such meeting, the Executive may elect to (a) accept the parachute payments recognizing any personal tax consequences, (b) submit the dispute, if any, to arbitration pursuant to Section 13 of this Agreement or (c) determine which of the parachute payments under this Agreement or any other agreements that make payments on account of the Change of Control shall be eliminated or reduced (as long as after such election the aggregate present value of the parachute payments is $100.00 less than three times Executive's Base Amount). The Executive shall advise the Company in writing of his election within twenty (20) days of his receipt of this notice. If no such election is made by Executive, the Company may elect which and how much of such parachute payments under this Agreement or other agreements should be eliminated or reduced to accomplish this required reduction, and shall promptly thereafter provide for the acceleration of any options under the Agreement, and pay or distribute for the Executive's benefit such amounts as become due to the Executive under any other agreements. It shall be assumed for purposes of these calculations described above that


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                Executive's income tax rate will be computed based upon the maximum effective marginal federal, state and local income tax rates on earned income, with such maximum effective federal rate to be computed with regard to Code Section 68, and applying any available deduction of state and local income taxes for federal income tax purposes. (iv) In the event of a termination for Cause under subsection 5(a)(v) and in the event of a Voluntary Termination under subsection 5(a)(vi), the Executive shall not be entitled to any benefits or payments from the Company except as provided in the first sentence of subsection (b) above.

        (c) For purposes of this Agreement:

                (i) "Permanent Disability" shall mean the Executive's inability to perform the material duties contemplated by this Agreement by reason of a physical or mental disability or infirmity which has continued for more than 180 consecutive days. The Executive agrees to submit such medical evidence regarding such disability or infirmity as is reasonably requested by the Company, including, but not limited to, an examination by a physician selected by the Company in its sole discretion.

                (ii) "Cause" shall mean (A) the Executive's habitual neglect of his material duties, (B) an act or acts by the Executive, or any omission by him, constituting a felony, and the Executive has entered a guilty plea or confession to, or has been convicted of, such felony, (C) the Executive's failure to follow any lawful directive of the Board consistent with the Executive's position and duties; (D) an act or acts of fraud or dishonesty by the Executive which results or is intended to result in


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                financial or economic harm to the Company, or (E) breach of a material provision of this Agreement by the Executive; provided, that the Company shall provide the Executive (x) written notice specifying the nature of the alleged Cause, and, with respect to clauses (A), (C) and (E), (y) a reasonable opportunity to appear before the Board to discuss the matter, and (z) a reasonable opportunity for a period of thirty (30) days to cure any such alleged Cause.

                (iii) "Change of Control" shall mean the occurrence of any of the following: (A) An acquisition of any voting securities of the Company (the " Voting Securities") by any "Person" (as the term is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty-one percent (51%) or more of the combined voting of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change of Control has occurred, the acquisition of Voting Securities in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition by (a) an employee benefits plan (or a trust forming a part thereof) maintained by the Company, or (2) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by (a) the Company; (b) any subsidiary of the Company, (c) any Person in connection with a "non-Control Transaction" (as hereinafter defined, or (d) any Person who, immediately prior to such acquisition, owned


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                fifty-one percent (51%) or more of the combined voting power of the Company`s then outstanding Voting Securities;

                (B) The individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders of any new director was approved by a majority of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest;

                (C) The consummation of: (1) a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger if: (a) the shareholders of the Company, immediately before such Merger, own directly or indirectly immediately following such Merger at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such Merger (the


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                "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such Merger, (b) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of the Surviving Corporation, and (c) no Person other than (i) the Company, (ii) any Subsidiary of the Company, (iii) an employee benefit plan (or any trust forming apart thereof) that, immediately prior to such Merger was maintained by the Company or any Subsidiary, or (iv) any Person who, immediately prior to such Merger had Beneficial Ownership of fifty-one percent (51%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock;

                (D) A complete liquidation or dissolution of the Company (not including a "Non-Control Transaction"); or

                (E) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer
                to a Subsidiary   or the distribution to the Company's
                shareholders of the stock of a Subsidiary or any other assets). Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of shares Beneficially Owned by the Subject Person; provided that if a Change of Control would occur (but for the operation of this sentence) as a result of


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                the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the
                Subject Person, then a Change of Control shall occur.

                (iv) "Termination without Cause" shall mean a termination by the Company of the Executive's employment without Cause (as defined above), and shall be deemed to include any termination under the circumstances described in subsection 5(c)(v)(B). In the event of any termination of the Executive's employment by the Company or by the Executive under circumstances described in subsection 5(c)(v)(B), the Executive shall not be required to seek other employment to mitigate damages, and any income earned by the Executive from other employment or self-employment shall not be offset against any obligations of the Company to the Executive under this Agreement.

                (v)(A) "Voluntary Termination" shall mean any voluntary termination by the Executive of his employment with the Company provided that the Executive shall give the Company at least thirty (30) days prior written notice of the effective date of such termination. (B) For purposes of this Agreement, the Executive shall not be deemed to have incurred a "Voluntary Termination" if upon 10 days' prior written notice from the Executive, the Executive notifies the Company that his termination of employment with the Company is a result of (x) a breach by the Company of a material provision of this Agreement or (y) a change by the Company of the Executive's title, duties


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                or responsibilities as Chief Executive Officer and President of the Company without his consent, and such breach or change is not corrected by the Company within 30 days or such longer reasonable amount of time required to correct such breach or change, not to exceed 90 days, after the Executive notifies the Board in writing of the action or omission which the Executive believes constitutes such a breach or change. In such event, the Executive shall be deemed to have been terminated without Cause, the benefits described under subsection 5(b)(iv) shall apply and the obligations of the Executive set forth in
                Section 7(c) shall be deemed null and void.


6.  Denny's Indemnification
    -----------------------

         Denny's hereby undertakes to guarantee, pay and perform each and every obligation, duty and responsibility of Company under this Agreement, and, in the event of any failure of Company to pay or perform any obligation, duty or responsibility under this Agreement, Denny's agrees that it will pay, perform or otherwise fully complete such obligation, duty or responsibility.

7.  Protected Information; Prohibited Solicitation and Competition
    --------------------------------------------------------------

        (a) The Executive hereby recognizes and acknowledges that during the course of his employment by the Company, the Company will furnish, disclose or make available to the Executive confidential or proprietary information related to the Company's business, including, without limitation, customer lists, ideas, processes, inventions and devices, that such confidential or proprietary information has been developed and will be developed through the Company's expenditure of substantial time and money, and that all such confidential information could be


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        used by the Executive and others to compete with the Company. The
        Executive hereby agrees that all such confidential or proprietary information shall constitute trade secrets, and further agrees to use such confidential or proprietary information only for the purpose of carrying out his duties with the Company and not otherwise to disclose such information unless otherwise required to do so by subpoena or other legal process. No information otherwise in the public domain (i.e., information that has been disclosed to the general public, the marketplace or to governmental regulatory agencies) shall be considered confidential.

        (b) The Executive hereby agrees, in consideration of his employment hereunder and in view of the confidential position to be held by the Executive hereunder, that during the Employment Term and for the period ending on the date which is one year after the termination of the Employment Term, the Executive shall not, without the written consent of the Company, knowingly solicit, entice or persuade any other employees of the Company or any affiliate of the Company to leave the services of the Company or such affiliate for any reason.

        (c) The Executive further agrees that, he shall not (except as to the activities described in Section 2(c)) during the Employment Term and for the period ending on the date which is one year after the termination of the Employment Term, enter into any relationship whatsoever, either directly or indirectly, alone or in partnership, or as an officer, director, employee or stockholder (beneficially owning stock or options to acquire stock totaling more than five percent of the outstanding shares) of any corporation (other than the Company), or otherwise acquire or agree to acquire a significant present or future equity or other proprietorship interest, whether as a stockholder,


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        partner, proprietor or otherwise, with any enterprise, business or division thereof (other than the Company), which is engaged in the Family Dining restaurant business in those states within the United States in which the Company or any of its subsidiaries is at the time of such termination of employment conducting its business. For purposes of this Agreement, Family Dining shall be defined as regional or national restaurant chains identified in the CREST data as being part of the family dining segment of the restaurant industry, specifically including, but not be limited to the following: IHOP, Friendly's, Perkins, Bob Evans, Cracker Barrel, Shoney's, Marie Callendars, Baker's Square, Big Boy, Country Kitchen, Shari's, Mimi's and Eat and Park.

        (d) The restrictions in this Section 7 shall survive the termination of this Agreement and shall be in addition to any restrictions imposed upon the Executive by statute or at common law.

        (e) The parties hereby acknowledge that the restrictions in this
        Section 7 have been specifically negotiated and agreed to by the parties hereto and are limited to only those restrictions necessary to protect the Company from unfair competition. The parties hereby agree that if the scope or enforceability of any provision, paragraph or subparagraph of this Section 7 is in any way disputed at any time, and should a court find that such restrictions are overly broad, the court may modify and enforce the covenant to the extent that it believes to be reasonable under the circumstances. Each provision, paragraph and subparagraph of this Section 7 is separable from every other provision, paragraph, and subparagraph and constitutes a separate and distinct covenant.


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8.  Injunctive Relief
    -----------------

        The Executive hereby expressly acknowledges that any breach or threatened breach by the Executive of any of the terms set forth in
        Section 7 of this Agreement may result in significant and continuing injury to the Company, the monetary value of which would be impossible to establish. Therefore, the Executive agrees that the Company shall be entitled to apply for injunctive relief in a court of appropriate jurisdiction. The provisions of this Section shall survive the Employment Term.

9.  Parties Benefited; Assignments
    ------------------------------

        This Agreement shall be binding upon the Executive, his heirs and his personal representative or representatives, and upon the Company, Denny's and their respective successors and assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by the Executive, other than by will or by the laws of descent and distribution.


10. Notices
    -------

        Any notice required or permitted by this Agreement shall be in writing, sent by registered or certified mail, return receipt requested, addressed to the Board and the Company and Denny's at the then respective principal office of each, or to the Executive at the address set forth in the preamble, as the case may be, or to such other address or addresses as any party hereto may from time to time specify in writing for the purpose in a notice given to the other parties in compliance with this Section. Notices shall be deemed given when received.

11. Governing Law
    -------------

        This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of South Carolina, without regard to conflict of law principles.


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12. Indemnification and Insurance; Legal Expenses
    ---------------------------------------------

        The Company and Denny's shall indemnify the Executive to the fullest extent permitted by the laws of the State of Delaware and the State of California, respectively, as in effect at the time of the subject act or omission, and shall advance to the Executive reasonable attorney's fees and expenses as such fees and expenses are incurred (subject to an undertaking from the Executive to repay such advances if it shall be finally determined that by a judicial decision which is not subject to appeal that the Executive was not entitled to the reimbursement of such fees and expenses) and he will be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director, officer or employee of the Company, Denny's or any of the Company's other subsidiaries or his serving or having served any other enterprise as a director, officer or employee at the request of the Company (other than any dispute, claim or controversy arising under or relating to this Agreement).

13. Disputes
    --------

        Any dispute or controversy arising under, out of, in connection with or in relation to this Agreement shall, at the election and upon written demand of either the Executive or the Company, be finally determined and settled by arbitration in Charlotte, North Carolina in accordance with the rules and procedures of the American Arbitration Association, and


                                      20-
        judgment upon the award may be entered in any court having jurisdiction thereof. The arbitration shall be conducted by a single arbitrator, shall be completed within sixty (60) days after the filing of the demand, and the arbitrator shall be instructed to allocate all costs and expenses of such arbitration (including legal and accounting fees and expenses of the respective parties) to the parties in the proportions that reflect their success on the merits (including the successful assertion of any defenses).

14. Miscellaneous
    -------------

        This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement supersedes any prior written or oral agreements or understandings between the parties relating to the subject matter hereof. No modification or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of the parties hereto. A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law. The compensation provided to the Executive pursuant to this Agreement shall be subject to any withholdings and deductions required by any applicable tax laws. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.


                            [signature page follows]









                                      22-

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.




                                      Denny's Corporation

                                      By:    /s/ Vera K. Farris
                                             -----------------------------------
                                      Name:  Vera K. Farris
                                      Title: Director,
                                             Chair of Compensation & Incentives
                                             Committee of the Board of Directors


                                      Denny's, Inc.

                                      By:    /s/ Rhonda J. Parish
                                             -----------------------------------
                                      Name:  Rhonda J. Parish
                                      Title: Executive Vice President,
                                             Chief Administrative Officer,
                                             General Counsel & Secretary




                                       By:   /s/ Nelson J. Marchioli
                                             ----------------------------------
                                             Nelson J. Marchioli









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